UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2015

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of 2015 Annual Meeting of Stockholders

The 2015 Annual Meeting of the Stockholders (the “2015 Annual Meeting”) of American Water Works Company, Inc., a Delaware corporation (the “Company”), was convened on May 15, 2015 and subsequently adjourned until June 1, 2015 to allow the Company’s stockholders additional time to vote on the proposals set forth in the Company’s definitive proxy statement and definitive proxy card filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2015. The adjournment of the 2015 Annual Meeting was approved with a vote of 157,048,317 shares, representing all of the shares that were represented in person or by proxy and entitled to vote on the adjournment of the 2015 Annual Meeting. At the adjourned meeting held on May 15, 2015, the holders of 157,048,317 shares, or 87.3 percent of the Company’s common stock, were represented in person or by proxy constituting a quorum.

At the reconvened meeting held on June 1, 2015, the holders of 157,343,427, or 87.5 percent of the Company’s common stock, were represented in person or by proxy constituting a quorum. At the meeting:

(1)	the following director nominees were re-elected as directors of the Company for a term expiring at the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified, and received the votes set forth adjacent to their names below:

	For	Against	Abstain	Broker Non Votes

Julie A. Dobson	138,237,558	202,557	300,065	18,603,247

Paul J. Evanson	138,061,538	376,208	302,434	18,603,247

Martha Clark Goss	137,778,023	665,360	296,797	18,603,247

Richard R. Grigg	138,128,048	307,277	304,855	18,603,247

Julia L. Johnson	137,387,279	1,054,923	297,978	18,603,247

Karl F. Kurz	138,050,621	224,811	464,748	18,603,247

George MacKenzie	136,814,573	795,915	1,129,692	18,603,247

William J. Marrazzo	137,564,276	871,280	304,624	18,603,247

Susan N. Story	138,008,357	434,014	297,809	18,603,247

(2)	the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified by the following vote:

For	Against	Abstain
154,993,145	1,833,375	516,907

(3)	the advisory vote on executive compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non Votes
135,927,413	2,087,024	725,743	18,603,247

(4)	the material terms of the Performance Goals set forth in the Company’s 2007 Omnibus Equity Compensation Plan was re-approved by the following vote:

For	Against	Abstain	Broker Non Votes
134,722,286	3,544,162	473,732	18,603,247

(5)	the material terms of the Performance Goals set forth in the Company’s Annual Incentive Plan was approved by the following vote:

For	Against	Abstain	Broker Non Votes
136,249,007	2,006,548	484,625	18,603,247

(6)	the adoption by the Company’s Board of Directors of an amendment to the Company’s Amended and Restated Bylaws providing that the courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal actions was approved by the following vote:

For	Against	Abstain	Broker Non Votes
71,958,351	66,326,447	455,382	18,603,247

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2015	By:	/s/ Linda G. Sullivan
Linda G. Sullivan
Senior Vice President, Chief Financial Officer